Exhibit 10.11
                                                                   -------------


                              AMENDED AND RESTATED
                      INTERCONNECTION FACILITIES AGREEMENT
                             CO-OWNERSHIP AGREEMENT

                THIS AMENDED AND RESTATED INTERCONNECTION FACILITIES AGREEMENT CO-OWNERSHIP AGREEMENT ("Agreement") is entered into as of June 30, 1992 by and among Zond Systems, Inc., a California corporation ("Zond"), Victory Garden Phase IV Partnership, a California general partnership (the "Partnership"), Heizel and Schwarzhoff, a California general partnership ("H&S"), Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership ("Series 85-A"), and Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership ("Series 85-B"). Each of Zond, Partnership, H&S, Series 85-A and Series 85-B are sometimes referred to as a "Party" or collectively as "the Parties."

        A. Zond entered into an Amended and Restated Interconnection Facilities Agreement (the "Original IFA") dated November 18, 1988 with Southern California Edison Company ("SCE"), providing for interconnection of certain wind turbine electric generating facilities to the SCE distribution system.

        B. Zond, SCE and the Partnership entered into Amendment No. 1 to the Original IFA dated October 11, 1989 ("Amendment No. 1"), pursuant to which the Partnership was added as a party to the Original IFA and named as a "Seller" under the Original IFA in order to permit the Partnership to use the IFA as the contractual basis for interconnecting certain wind turbine electric generating facilities owned by the Partnership to the SCE distribution system.

        C. Zond and the Partnership have entered into a Interconnection Facilities Agreement Co-Ownership Agreement dated as of October 10, 1989 (the "Existing Agreement") pursuant to which they established their proportionate rights, benefits and obligations to interconnect their wind turbine electric generating facilities to the SCE distribution system pursuant to the terms of the IFA.

        D. H&S, Series 85-A and 85-B have been or will be named as additional Sellers under, and parties to, the Original IFA pursuant to that certain Amendment No. 2 to the IFA by and among SCE, Zond, H&S, Partnership, Series 85-A and Series 85-B (together with the Original IFA and Amendment No. 1, the "IFA").

        E. The Parties desire to amend and restate the Existing Agreement to provide that all of the rights, benefits and obligations of the Seller under the IFA shall be owned and held by them in the form of undivided interests as tenants in common and to establish among themselves their proportionate rights, respectively, to interconnect their wind turbine electric generating facilities to the SCE distribution system.

                NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agrees as follows:

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                                    AGREEMENT

                1. Co-Ownership. The Parties hereby agree that they shall be jointly and collectively considered as the Seller under the IFA, and as co-owners of all the Seller's right, title and interest in, to and under the IFA. Each of the Parties hereby acknowledges and agrees that all of the rights, benefits and obligations of the Seller under the IFA shall be shared and allocated between them as provided herein. The Parties acknowledge that the total capacity under the IFA (the "Total IFA Capacity") equals the sum of the Contract Capacities (as defined in Section 1.5 of each of the Monolith power purchase contracts). Each Party's undivided interest in the capacity, rights, benefits and obligations of Seller under the IFA shall equal (i) the aggregate of such Party's Nameplate Ratings (as defined in Section 3.6 of the IFA) as of the date hereof under the various Monolith power purchase contracts which name such Party as a Seller divided by (ii) the Total IFA Capacity. The Parties recognize that Zond is acting for itself and as agent on behalf of the Non-Manager Parties.

                2.      Payment of Expenses.

                All expenses, including, without limitation, capital expenditures, payable by Sellers under the IFA (the "IFA Costs") shall be shared by the Parties. Each Seller shall be allocated a percentage of any IFA Costs equal to the aggregate rated capacity of such Seller's turbines utilizing the IFA divided by the total aggregate rated capacity of all turbines utilizing the IFA.

                3. Project Manaqement Responsibilities. Zond agrees to act as Project Manager on behalf of the Sellers for the purposes of the IFA. Zond shall not receive any additional compensation from the Sellers for acting as Project Manager. Zond may only be removed as Project Manager by the Sellers if
(i) Zond is grossly negligent in the performance of its duties as Project Manager or (ii) SCE delivers a written notice to Zond or the Sellers that Zond has committed a non-payment default under the IFA. Zond may resign as Project Manager upon a written notice to SCE and the Sellers. If the Non-Manager Parties elect to remove Zond or if Zond resigns as Project Manager, a new Project Manager shall be selected by a majority approval (based upon rated capacity of the turbines utilizing the IFA) of the Sellers under the IFA. Zond's removal or resignation shall be effective upon the agreement of such selected third party to serve as Project Manager and the approval of such selected third party by SCE as described in Section 4.1.15 of the IFA. The Project Manager shall deliver promptly to the Sellers copies of all notices received by such Project Manager from SCE relating to the IFA and shall cooperate with the Sellers in complying with terms of the IFA.

                4. Indemnity.

                        4.1 Mutual Indemnity. Each Party hereto, and its successors and assigns ("Indemnifying Party"), shall defend, indemnify and hold harmless the other Parties hereto, and their respective successors and assigns ("Indemnified Party") for any and all losses, damages, costs or liabilities, including reasonable attorneys' fees and expenses, which the Indemnified Party might suffer or incur as a result of the ownership

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or use of the turbine wind park of the Indemnifying Party; provided that the foregoing indemnity shall not apply to any losses, damages, costs or liabilities caused by the gross negligence or willful misconduct of the Indemnified Party.

                        4.2 Zond Indemnity. Zond shall defend, indemnify and hold harmless each Seller under the IFA for any and all losses, damages, costs or liabilities, including reasonable attorneys' fees and expenses, which such Seller might suffer or incur as a result of the negligence or willful misconduct of Zond as Project Manager under the IFA.

                5.      Liens.

                        5.1 Right to Encumber. Each of the Parties may, at any time and from time to time during the term of this Agreement, encumber, mortgage or hypothecate to any person or entity (herein, the "Mortgagee") by deed of trust or mortgage or other security instrument (the "Mortgage"), all or part of such party's interest under this Agreement without the consent of the other, non-encumbering Parties. Any Mortgagee under a lien permitted hereunder shall agree not to disturb the interest of the other Parties and their mortgagees.

                        5.2     Limitation on Transfer. Except as provided in
Section 5.1 above, no Party shall be permitted to sell, assign, sublease, hypothecate, transfer or dispose of, whether by operation of law or otherwise, the whole or any part of this Agreement, without the prior written consent of the other Parties which consent may not be unreasonably withheld or delayed.

                6. Term. The term of this Agreement shall commence on the date hereof and, unless otherwise terminated with the written consent of all parties hereto, shall continue in effect until the termination of the IFA.

                7.      Miscellaneous.

                        7.1 Further Assurances. Each of the Parties agrees to perform all such acts (including, but not limited to, executing and delivering such instruments and documents) as reasonably may be necessary to fully effectuate each and all of the purposes and intent of this Agreement.

                        7.2     Arbitration.

                        7.2.1   Agreement to Arbitrate Disputes. Any
controversy, claim or dispute between the Parties arising out of or related to this Agreement or the breach hereof which cannot be settled amicably by the Parties, shall be submitted for arbitration in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("Rules"); provided, however, that notwithstanding any provisions of such Rules, the Parties shall have the right to take depositions and obtain discovery regarding the subject matter of the arbitration, as provided in Title III of Part 4 (commencing with Section 1985) of the California Code of Civil Procedure. Judgment upon the award rendered by the arbitrators

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may be entered in any court having jurisdiction. The arbitrators shall determine all questions of fact and law relating to any controversy, claim or dispute hereunder, including but not limited to, whether or not any such controversy, claim or dispute is subject to the arbitration provisions contained herein.

                        7.2.2 Commencement of Proceedings. Any Party desiring arbitration shall serve on the other disputing Party or Parties and the Los Angeles Office of the American Arbitration Association, in accordance with the Rules, its Notice of Intent to Arbitrate ("Notice"), accompanied by the name of the arbitrator selected by the Party serving the Notice. A second arbitrator shall be chosen by the other disputing Party or Parties, and a third arbitrator shall be chosen by the two arbitrators so selected. If the Party or Parties upon whom the Notice is served fails to select an arbitrator and advise the Party who initially served the Notice of its or their selection within fifteen (15) days after receipt of the Notice, the second arbitrator shall be selected by the first arbitrator. If the two arbitrators so chosen cannot agree upon a third arbitrator within ten (10) days after the appointment of the second arbitrator, the third arbitrator shall be selected in accordance with the Rules. The arbitration proceedings provided hereunder are hereby declared to be self-executing, and it shall not be necessary to petition a court to compel arbitration.

                        7.2.3 Location. All arbitration proceedings shall be held in Los Angeles, California.

                        7.2.4 Filing Deadlines. Notice of the demand for arbitration shall be filed in writing with the other disputing Party or Parties to this Agreement and with the American Arbitration Association. The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.

                7.3 Attorneys' Fees. If any Party brings any action or proceeding (including, but not limited to, arbitration) for the enforcement, protection or establishment or any right or remedy under this Agreement or for the interpretation of this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and costs in connection with such action or proceeding, whether or not taxable.

                7.4     Construction of Agreement.

                        7.4.1 Governing Law. The terms and provisions of this Agreement shall be interpreted in accordance with the laws of the State of California applicable to contracts made and to be performed within such State and without reference to the choice of law principles of the State of California or any other state.

                        7.4.2 Interpretation. The Parties agree that the terms and provisions of this Agreement embody their mutual intent and that they are not to be construed more liberally in favor of, nor more strictly against, any Party hereto.

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                        7.4.3   Partial Invalidity. If any term or provision of
this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                        7.4.4 Headings. The Section headings contained in this Agreement are for purposes of reference and convenience only and shall not limit or otherwise affect the meaning hereof.

                        7.4.5 Notices. All notices or other communications required or permitted hereunder shall, unless otherwise provided herein, be in writing, shall be personally delivered, telegraphically transmitted, sent by telecopy, or sent by registered or certified mail, return receipt requested, and deposited in the United States mail, postage prepaid, addressed to the Parties at the addresses set forth on the signature page below. Notices given by hand, telegraphically transmitted or sent by telecopy shall be deemed given the day so delivered transmitted or sent. Notices mailed as provided herein shall be deemed received on the third business day following the mailing date. Notice of change of address shall be given by written notice in the manner detailed in this
Section 7.4.5.

                        7.5 No Waiver. No waiver of any of the covenants, terms of conditions of this Agreement shall be effective unless set forth in writing by the Party making the waiver and delivered to the other Parties and such waiver shall be effective only for the time and to the extent therein stated. No omission or act (other than the delivery of the foregoing written waiver) by a Party shall constitute or be deemed to constitute a waiver of any default in the performance of or breach of any agreement, duty, responsibility, representation, warranty or covenant of the other Parties contained in this Agreement.

                        7.6 Action by a Party. Whenever under the terms of this Agreement any action is required or permitted to be taken by any Party which is a corporation, such action may be taken and performed by any duly authorized officer of the Party.

                        7.7 Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the Parties and delivered to each of them.

                        7.8 No Third Party Beneficiaries. The Parties do not intend to, and this Agreement shall not, confer any benefit hereunder on any person, firm or corporation other than the Parties hereto.

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

                        7.9 Entire Agreement. This Agreement, together with its attached schedules and exhibits, contains the entire agreement between the Parties hereto with respect to the subject matter hereof and any prior agreements, discussions or understandings, written or oral, are superseded by this Agreement and shall be of no force or effect. No addition or modification of any term or provision of this Agreement shall be effective unless set forth in writing and signed by the authorized representatives of the Parties.

                IN WITNESS WHEREOF, the Parties have executed this Agreement as set forth below.

                                        "ZOND"
                                        Zond Systems, Inc., a
                                        California corporation
                                        13000 Jameson Road
                                        Tehachapi, CA 93561
                                        Telephone:    (805) 822-6835
                                        Telecopies:   (805) 822-7880


                                        By:    /s/ Kenneth C. Karas
                                           -------------------------------------
                                        Name: Kenneth C. Karas
                                        Title: President

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

                                        "PARTNERSHIP"
                                        Victory Garden Phase IV
                                        Partnership, a California
                                        general partnership
                                        13000 Jameson Road
                                        Tehachapi, CA 93561
                                        Telephone:    (805) 822-6835
                                        Telecopies:   (805) 822-7880
                                        By its general partners


                                        Zond Victory Garden Phase IV
                                        Development Corporation, a
                                        California corporation


                                        By:    /s/ Kenneth C. Karas
                                           -------------------------------------
                                        Name: Kenneth C. Karas
                                        Title: President

                                        ESI VG Limited Partnership, a
                                        Delaware limited partnership
                                        By its general partner

                                             ESI Victory, Inc., a Florida
                                             Corporation


                                             By:
                                                    ----------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------

                                        "H&S"
                                        Helzel and Schwarzhoff,
                                        a California general
                                        partnership
                                        5550 Redwood Road
                                        Oakland, CA 94619-2915
                                        Telephone:    (510) 482-2900
                                        Telecopies:   (510) 482-2915


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title: General Partner

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

                                        "PARTNERSHIP"
                                        Victory Garden Phase IV
                                        Partnership, a California
                                        general partnership
                                        13000 Jameson Road
                                        Tehachapi, CA 93561
                                        Telephone:    (805) 822-6835
                                        Telecopies:   (805) 822-7880
                                        By its general partners


                                        Zond Victory Garden Phase IV
                                        Development Corporation, a
                                        California corporation


                                        By:
                                           -------------------------------------
                                        Name: Kenneth C. Karas
                                        Title: President

                                        ESI VG Limited Partnership, a
                                        Delaware limited partnership
                                        By its general partner

                                             ESI Victory, Inc., a Florida
                                             Corporation


                                             By:    /s/ Kenneth P. Hoffman
                                                --------------------------------
                                             Name: Kenneth P. Hoffman
                                             Title: President

                                        "H&S"
                                        Helzel and Schwarzhoff,
                                        a California general
                                        partnership
                                        5550 Redwood Road
                                        Oakland, CA 94619-2915
                                        Telephone:    (510) 482-2900
                                        Telecopies:   (510) 482-2915


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title: General Partner

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

                                         "Series 85-A"
                                         Zond Windsystem Partners,
                                         Series 85-A, a California
                                         limited partnership
                                         13000 Jameson Road
                                         Tehachapi, CA 93561
                                         Telephone:    (805) 822-6835
                                         Telecopies:   (805) 822-7880
                                         By its general partner

                                         By: Zond Windsystem
                                         Management Corporation III,
                                         a California corporation


                                         By:    /s/ Kenneth C. Karas
                                            ------------------------------------
                                         Name: Kenneth C. Karas
                                         Title: President


                                         "Series 85-B"
                                         Zond Windsystem Partners,
                                         Series 85-B, a California
                                         limited partnership
                                         13000 Jameson Road
                                         Tehachapi, CA 93561
                                         Telephone:    (805) 822-6835
                                         Telecopies:   (805) 822-7880
                                         By its general partner

                                         By: Zond Windsystem Management,
                                         Corporation IV, a
                                         California corporation


                                         By:    /s/ Kenneth C. Karas
                                            ------------------------------------
                                         Name: Kenneth C. Karas
                                         Title: President

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